UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2018

GRUBHUB INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36389	46-2908664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Washington Street, Suite 2100, Chicago, Illinois		60602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 585-7878

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.  Entry into a Material Definitive Agreement

Investment Agreement

On February 8, 2018, Grubhub Inc. (the “Company”) entered into an Investment Agreement (the “Investment Agreement”) by and among the Company and Yum Restaurant Services Group, LLC (the “Investor”), a wholly owned subsidiary of Yum! Brands, Inc. (“Yum! Brands”). Pursuant to the Investment Agreement, the Company agreed to issue and sell to the Investor 2,820,464 shares of common stock of the Company (the “Acquired Shares”), for a purchase price of $70.9103 per Acquired Share and an aggregate purchase price of $200,000,000 (the “Investment”), subject to certain closing conditions, including, among others, obtaining clearance under the Hart-Scott Rodino Antitrust Improvements Act. The Company expects the closing of the Investment to occur prior to the end of the first quarter of 2018.

The Investment Agreement contains representations, warranties and covenants customary for a transaction of this nature. So long as the Investor and its affiliates beneficially own at least 50% of the Acquired Shares, the MSA (as defined below) is in full force and effect and Yum! Brands and its subsidiaries have not invested in a competitor of the Company, the Investor will have the right to designate one director for election to the board of directors of the Company (the “Board”). In connection with the closing of the Investment (the “Closing”), the Company has agreed to increase the size of its Board by one additional director and to appoint Arthur Francis Starrs III, the President of Pizza Hut U.S., to the Board as a Class III director with a term expiring in 2020, if appointed prior to the date of the Company’s 2018 annual meeting of stockholders, or as a Class I director with a term expiring in 2021, if appointed after the date of the Company’s 2018 annual meeting of stockholders.

The Investor and its affiliates will be subject to certain standstill restrictions until the later of (a) the two-year anniversary of the Closing and (b) 90 days after the date that no Investor designee serves on the Company’s Board and the Investor has no rights (or has irrevocably waived its rights) to designate a director for election to the Board. Subject to certain customary exceptions, the Investor will be restricted from transferring the Acquired Shares until the earlier of (a) the two-year anniversary of the Closing and (b) 30 days after the termination of the MSA.

The Investment Agreement may be terminated by the Company or the Investor under certain circumstances specified therein, including if the Closing has not occurred on or prior to July 31, 2018.

The above description of the Investment Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02.  Results of Operations and Financial Condition

On February 8, 2018, the Company issued a press release announcing the Company’s financial results for the fourth quarter ended December 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, is intended to be furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor  shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.02.  Unregistered Sales of Equity Securities

The information contained in Item 1.01 is incorporated herein by reference.

As described in Item 1.01, under the terms of the Investment Agreement, the Company has agreed to issue the Acquired Shares to the Investor. This issuance and sale will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. The Investor represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Acquired

Shares are being acquired for investment purposes and not with a view to any distribution thereof, and appropriate legends will be affixed to the Acquired Shares.

Item 8.01.  Other Events

Master Services Agreement

Concurrently with the execution of the Investment Agreement, the Company, the Investor, Taco Bell Corp., KFC Corporation and Pizza Hut, LLC (KFC Corporation, Taco Bell Corp., Pizza Hut, LLC, and the Investor, the “Yum Parties”) entered into a Master Services Agreement (the “Master Services Agreement”). Pursuant to the Master Services Agreement, the Company will provide certain services to the Yum Parties, including order/delivery services, order/pickup services, order/self-delivery services and delivery only services. The Master Services Agreement has an initial term of five years and may renew for additional three-year periods upon the mutual agreement of the Company and the Investor.

Joint Press Release

On February 8, 2018, the Company and Yum! Brands issued a joint press release announcing the entry into the Investment Agreement and the Master Services Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description

10.1	Investment Agreement by and among the Grubhub Inc. and Yum Restaurant Services Group, LLC, a wholly owned subsidiary of Yum! Brands, Inc.

99.1	Press Release issued by Grubhub Inc. on February 8, 2018.

99.2	Joint Press Release issued by Grubhub Inc. and Yum! Brands on February 8, 2018.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Investment Agreement by and among the Grubhub Inc. and Yum Restaurant Services Group, LLC, a wholly owned subsidiary of Yum! Brands, Inc.

99.1	Press Release issued by Grubhub Inc. on February 8, 2018.

99.2	Joint Press Release issued by Grubhub Inc. and Yum! Brands on February 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRUBHUB INC.

Date: February 8, 2018	By:	/s/ Adam DeWitt
Adam DeWitt
Chief Financial Officer